Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Unitil Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Robert G. Schoenberger, Chief Executive Officer, Mark H. Collin, Chief Financial Officer and Laurence M. Brock, Controller, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature	Capacity	Date
/S/	Robert G. Schoenberger ———————————————— Robert G. Schoenberger	Chief Executive Officer	October 29, 2003

/S/	Mark H. Collin ———————————————— Mark H. Collin	Chief Financial Officer	October 29, 2003

/S/	Laurence M. Brock ———————————————— Laurence M. Brock	Controller	October 29, 2003